UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 7, 2021
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on January 13, 2021 (the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), on January 7, 2021, Earthstone Energy, Inc. (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a subsidiary of the Company (“EEH” and collectively with Earthstone, the “Buyer”), Independence Resources Holdings, LLC (“Independence”), and Independence Resources Manager, LLC (“Independence Manager” and collectively with Independence, the “Seller”) consummated the transactions (the “Acquisition”) contemplated in the Purchase and Sale Agreement dated December 17, 2020 (the “Purchase Agreement”) by and among Earthstone, EEH, Independence and Independence Manager.

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) the audited consolidated financial statements of Independence as of and for the years ended December 31, 2019 and 2018, (ii) the unaudited interim condensed consolidated financial statements of Independence as of and for the nine months ended September 30, 2020, and (iii) the unaudited pro forma financial statements giving effect to the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited consolidated financial statements of Independence Resources Holdings, LLC for the years ended December 31, 2019 and 2018 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited interim condensed consolidated financial statements of Independence Resources Holdings, LLC as of and for the nine months ended September 30, 2020 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Audited consolidated financial statements of Independence Resources Holdings, LLC for the years ended December 31, 2019 and 2018.
99.2	Unaudited interim condensed consolidated financial statements of Independence Resources Holdings, LLC as of and for the nine months ended September 30, 2020.
99.3
Unaudited pro forma condensed combined balance sheet of the Earthstone Energy, Inc. as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	February 24, 2021	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration